Exhibit 99-1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of HydroChem Industrial Services, Inc. and HydroChem International, Inc. (collectively the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, B. Tom Carter, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)    The information  contained in the Report fairly presents, in all
                material  respects,   the  financial  condition  and  result  of
                operations of the Company.



                                   By: /s/ B. Tom Carter, Jr.
                                       -----------------------------------------
                                       B. Tom Carter, Jr., Chairman of the Board
                                       and Chief Executive Officer

August 8, 2002